Inventories	3 Months Ended
Mar. 31, 2025
Inventories
Inventories

5. Inventories

	March 31, 2025	December 31, 2024
Finished product available-for-sale	$2,943	$2,453
Finished retail pharmacy product available for sale	562	396
Unfinished product and packaging materials	406	433
	$3,911	$3,282

Inventories expensed as part of cost of goods sold during the three months ended March 31, 2025 amounted to $2,479 (2024 – $1,925).

During the three months ended March 31, 2024, the Company recorded a recovery of $281 through cost of goods sold on the condensed consolidated interim statement of net income (loss) and comprehensive income (loss), relating to insurance proceeds from inventory which had previously been damaged during import.

During the three months ended March 31, 2025 and March 31, 2024, the Company did not write-off any inventory that had expired or was otherwise unusable through cost of goods sold on the condensed consolidated interim statement of net income (loss) and comprehensive income (loss).